Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2020	2019
Net sales	$3,956	$3,396
Cost of goods sold	2,269	2,211
Research and development expense	280	299
Selling, general and administrative expenses	757	735
Amortization of intangibles	163	101
Restructuring and asset related charges - net	70	61
Integration and separation costs	—	212
Other income - net	1	31
Interest expense	10	59
Income (loss) from continuing operations before income taxes	408	(251)
Provision for (benefit from) income taxes on continuing operations	127	(67)
Income (loss) from continuing operations after income taxes	281	(184)
Income from discontinued operations after income taxes	1	360

Net income	282	176

Net income attributable to noncontrolling interests	10	12

Net income attributable to Corteva	$272	$164

Basic earnings per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.36	$(0.26)
Basic earnings per share of common stock from discontinued operations	—	0.48
Basic earnings per share of common stock	$0.36	$0.22

Diluted earnings per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.36	$(0.26)
Diluted earnings per share of common stock from discontinued operations	—	0.48
Diluted earnings per share of common stock	$0.36	$0.22

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)[1]
Basic	749.9	749.4
Diluted	752.5	749.4

1.
On June 1, 2019, DuPont de Nemours, Inc. ("DuPont") distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Basic and diluted (loss) earnings per common share for the three months ended March 31, 2019 were calculated using the shares distributed on June 1, 2019 plus 582,000 of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except per share amounts)

	March 31, 2020	December 31, 2019	March 31, 2019
Assets
Current assets
Cash and cash equivalents	$1,963	$1,764	$1,759
Marketable securities	10	5	5
Accounts and notes receivable, net	6,775	5,528	6,507
Inventories	4,401	5,032	5,019
Other current assets	1,530	1,190	1,318
Assets of discontinued operations - current	—	—	9,453
Total current assets	14,679	13,519	24,061
Investment in nonconsolidated affiliates	64	66	77
Property, plant and equipment, net of accumulated depreciation March 31, 2020 - $3,406 ; December 31, 2019 - $3,326 and March 31, 2019 - $2,970	4,358	4,546	4,521
Goodwill	10,027	10,229	10,203
Other intangible assets	11,241	11,424	11,961
Deferred income taxes	273	287	294
Other assets	2,336	2,326	2,368
Assets of discontinued operations - noncurrent	—	—	56,617
Total Assets	$42,978	$42,397	$110,102

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,996	$7	$3,201
Accounts payable	3,021	3,702	3,120
Income taxes payable	143	95	195
Accrued and other current liabilities	4,039	4,434	4,061
Liabilities of discontinued operations - current	—	—	3,501
Total current liabilities	9,199	8,238	14,078
Long-Term Debt	614	115	6,297
Other Noncurrent Liabilities
Deferred income tax liabilities	911	920	1,523
Pension and other post employment benefits - noncurrent	6,186	6,377	5,554
Other noncurrent obligations	1,989	2,192	2,064
Liabilities of discontinued operations - noncurrent	—	—	5,512
Total noncurrent liabilities	9,700	9,604	20,950

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2020 - 748,369,000; and December 31, 2019 - 748,577,000	7	7
Additional paid-in capital	27,906	27,997
Divisional equity			78,005
Accumulated deficit	(155)	(425)
Accumulated other comprehensive loss	(3,933)	(3,270)	(3,434)
Total Corteva stockholders' equity	23,825	24,309	74,571
Noncontrolling interests	254	246	503
Total equity	24,079	24,555	75,074
Total Liabilities and Equity	$42,978	$42,397	$110,102

Corteva, Inc.
Condensed Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2020	2019[1]
Operating activities

Net income	$282	$176
Adjustments to reconcile net income to cash used for operating activities:
Depreciation and amortization	283	726
Provision for (benefit from) deferred income tax	26	(220)
Net periodic pension benefit	(102)	(75)
Pension contributions	(28)	(50)
Net loss (gain) on sales of property, businesses, consolidated companies, and investments	46	(65)
Restructuring and asset related charges - net	70	106
Amortization of inventory step-up	—	205
Other net loss	138	92
Changes in operating assets and liabilities - net	(2,645)	(2,436)
Cash used for operating activities	(1,930)	(1,541)
Investing activities
Capital expenditures	(128)	(663)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	11	125
Proceeds from sales of ownership interests in nonconsolidated affiliates	—	21
Purchases of investments	(67)	(16)
Proceeds from sales and maturities of investments	58	36
Other investing activities - net	(4)	(5)
Cash used for investing activities	(130)	(502)
Financing activities
Net change in borrowings (less than 90 days)	1,619	814
Proceeds from debt	875	1,000
Payments on debt	(1)	(284)
Repurchase of common stock	(50)	—
Proceeds from exercise of stock options	14	35
Dividends paid to stockholders	(97)	—
Distributions to DowDuPont	—	(317)
Contributions from Dow	—	88
Other financing activities	(16)	(24)
Cash provided by financing activities	2,344	1,312
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(117)	20
Increase (decrease) in cash, cash equivalents and restricted cash	167	(711)
Cash, cash equivalents and restricted cash at beginning of period	2,173	5,024
Cash, cash equivalents and restricted cash at end of period	$2,340	$4,313

1.	The cash flows for the three months ended March 31, 2019 includes cash flows of historical DuPont's ECP and Specialty Products businesses.

Corteva, Inc.
Pro Forma Consolidated Statements of Operations1
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2020	2019[2]
Net sales	$3,956	$3,396
Cost of goods sold	2,269	2,022
Research and development expense	280	299
Selling, general and administrative expenses	757	738
Amortization of intangibles	163	101
Restructuring and asset related charges - net	70	61
Integration costs	—	100
Other income - net	1	31
Interest expense	10	14
Income from continuing operations before income taxes	408	92
Provision for (benefit from) income taxes on continuing operations	127	(20)
Income from continuing operations after income taxes	281	112

Net income from continuing operations attributable to noncontrolling interests	10	8

Net income from continuing operations attributable to Corteva	$271	$104

Basic earnings per share of common stock from continuing operations	$0.36	$0.14

Diluted earnings per share of common stock from continuing operations	$0.36	$0.14

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions) [3]
Basic	749.9	749.4
Diluted	752.5	749.4

1.	See Article 11 Pro Forma Combined Statement of Operations on page A-13.

2.	Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

3.
On June 1, 2019, DuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Basic and diluted (loss) earnings per common share for the three months ended March 31, 2019 were calculated using the shares distributed on June 1, 2019 plus 582,000 of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2020	2019
Corn	$1,864	$1,468
Soybean	181	131
Other oilseeds	248	225
Other	162	143
Seed	$2,455	$1,967

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2020	2019
Herbicides	$823	$771
Insecticides	378	377
Fungicides	229	220
Other	71	61
Crop Protection	$1,501	$1,429

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2020	2019
North America [1]	$1,290	$913
EMEA [2]	881	804
Latin America	216	178
Asia Pacific	68	72
Rest of World [3]	1,165	1,054
Net Sales	$2,455	$1,967

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2020	2019
North America [1]	$475	$479
EMEA [2]	586	560
Latin America	218	187
Asia Pacific	222	203
Rest of World [3]	1,026	950
Net Sales	$1,501	$1,429

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2020	2019
OPERATING EBITDA	As Reported	Pro Forma
Seed	$581	$325
Crop Protection	238	220
Corporate Expenses	(25)	(27)
Operating EBITDA (Non-GAAP)	$794	$518

	Three Months Ended March 31,
	2020	2019
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	As Reported	Pro Forma
Income from continuing operations after income taxes (GAAP)	$281	$112
Provision for (benefit from) income taxes on continuing operations	127	(20)
Income from continuing operations before income taxes (GAAP)	408	92
Depreciation and amortization	283	258
Interest income	(18)	(16)
Interest expense	10	14
Exchange losses - net[1]	61	27
Non-operating benefits - net[2]	(73)	(42)
Significant items charge[3]	123	185
Operating EBITDA (Non-GAAP)	794	518

1.	Refer to page A-12 for pre-tax and after tax impacts of exchange losses - net.

2.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

3.	Refer to page A-8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2020 vs. Q1 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$373	27%	$380	28%	2%	26%	—%	(1)%
EMEA	103	8%	154	11%	2%	9%	(3)%	—%
Latin America	69	19%	110	30%	11%	19%	(11)%	—%
Asia Pacific	15	5%	28	10%	2%	8%	(3)%	(2)%
Rest of World	187	9%	292	15%	4%	11%	(5)%	(1)%
Total	$560	16%	$672	20%	3%	17%	(3)%	(1)%

SEED
	Q1 2020 vs. Q1 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$377	41%	$375	41%	4%	37%	—%	—%
EMEA	77	10%	105	13%	3%	10%	(3)%	—%
Latin America	38	21%	54	30%	16%	14%	(9)%	—%
Asia Pacific	(4)	(6)%	(1)	(2)%	5%	(7)%	(4)%	—%
Rest of World	111	11%	158	15%	6%	9%	(4)%	—%
Total	$488	25%	$533	27%	5%	22%	(2)%	—%

CROP PROTECTION
	Q1 2020 vs. Q1 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(4)	(1)%	$5	1%	(4)%	5%	—%	(2)%
EMEA	26	5%	49	9%	—%	9%	(4)%	—%
Latin America	31	17%	56	30%	6%	24%	(13)%	—%
Asia Pacific	19	9%	30	14%	1%	13%	(2)%	(3)%
Rest of World	76	8%	135	14%	1%	13%	(5)%	(1)%
Total	$72	5%	$140	10%	—%	10%	(4)%	(1)%

1.	Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2020	2019
	As Reported	Pro Forma
Seed	$(10)	$(51)
Crop Protection	(71)	(23)
Corporate	(42)	(111)
Total significant items before income taxes	$(123)	$(185)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[5]		($ Per Share)
	2020	2019	2020	2019	2020	2019
1st Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration costs [1]	$—	$(100)	$—	$(16)	$—	$(0.02)
Restructuring and asset related charges, net [2]	(70)	(61)	(57)	(53)	(0.08)	(0.07)
Loss on divestiture [3]	(53)	(24)	(43)	(24)	(0.06)	(0.03)
Income tax items [4]	—	—	(19)	—	(0.02)	—
1st Quarter - Total	$(123)	$(185)	$(119)	$(93)	$(0.16)	$(0.12)

1.	Integration costs include costs incurred to prepare for and close the Merger as well as post-Merger integration expenses.

The after tax charge for the first quarter of 2019 includes a net tax charge of $(32) related to U.S. state blended tax rate changes associated with the Internal Reorganizations and a tax benefit of $102 related to an internal legal entity restructuring associated with the Internal Reorganizations.

2.
First quarter 2020 included restructuring and asset related charges of $(70). This charge included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

First quarter 2019 included restructuring and asset related charges of $(61) primarily related to the DowDuPont Cost Synergy Program.

3.	First quarter 2020 included a loss of $(53) included in other income - net related to the expected sale of the La Porte site, for which the company signed an agreement during the quarter.

First quarter 2019 included a loss of $(24) included in other income - net related to DAS's sale of a joint venture related to synergy actions.

4.	First quarter 2020 included an after tax charge related to the impact of a state tax valuation allowance in the US based on a change in judgment about the realizability of a deferred tax asset.

5.
Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), and significant items.

	Three Months Ended March 31,
	2020	2019[2]	2020	2019[2]
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$271	$104	$0.36	$0.14
Less: Non-operating benefits - net, after tax [1]	57	31	0.08	0.04
Less: Amortization of intangibles (existing as of Separation), after tax	(114)	(81)	(0.15)	(0.11)
Less: Significant items charge, after tax	(119)	(93)	(0.16)	(0.12)
Operating Earnings (Non-GAAP)	$447	$247	$0.59	$0.33

1.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

2.	Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended March 31,
	2020	2019
	As Reported	Pro Forma
Operating EBITDA (Non-GAAP)[1]	$794	$518
Depreciation	(120)	(157)
Interest Income	18	16
Interest Expense	(10)	(14)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange losses, net (Non-GAAP)[1]	(147)	(75)
Base income tax rate from continuing operations (Non-GAAP)[1]	21.6%	20.7%
Exchange losses - net, after tax[2]	(78)	(33)
Net income attributable to non-controlling interests	(10)	(8)
Operating Earnings (Non-GAAP)[1]	$447	$247
Diluted Shares (in millions)	752.5	749.4
Operating Earnings Per Share (Non-GAAP)[1]	$0.59	$0.33

1.	Refer to pages A-6, A-9, and A-11 for Non-GAAP reconciliations.

2.	Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), and non-operating benefits - net.

	Three Months Ended March 31,
	2020	2019
	As Reported	Pro Forma
Income from continuing operations before income taxes (GAAP)	$408	$92
Add: Significant items - charge [1]	123	185
Non-operating benefits - net	(73)	(42)
Amortization of intangibles (existing as of Separation)	163	101
Less: Exchange losses, net	(61)	(27)
Income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange losses, net (Non-GAAP)	$682	$363

Provision for (benefit from) income taxes on continuing operations (GAAP)	$127	$(20)
Add: Tax benefits on significant items charge[1]	4	92
Tax expenses on non-operating benefits - net	(16)	(11)
Tax benefits on amortization of intangibles (existing as of Separation)	49	20
Tax expenses on exchange losses, net	(17)	(6)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange losses, net (Non-GAAP)	$147	$75

Effective income tax rate (GAAP)	31.1%	(21.7)%
Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation) effect	(4.7)%	45.8%
Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation)	26.4%	24.1%
Exchange losses, net effect	(4.8)%	(3.4)%
Base income tax rate from continuing operations (Non-GAAP)	21.6%	20.7%

1. See Significant Items table for further detail.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2020	2019
Subsidiary Monetary Position Loss
Pre-tax exchange losses	$(226)	$(10)
Local tax benefits (expenses)	23	(10)
Net after tax impact from subsidiary exchange losses	$(203)	$(20)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$165	$(17)
Tax (expenses) benefits	(40)	4
Net after tax impact from hedging program exchange gains (losses)	$125	$(13)

Total Exchange Loss
Pre-tax exchange losses	$(61)	$(27)
Tax expenses	(17)	(6)
Net after tax exchange losses	$(78)	$(33)

As shown above, the "Total Exchange Loss" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31, 2019
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$3,396	$—	$—	$—	$3,396
Cost of goods sold	2,211	(205)	—	16	2,022
Research and development expense	299	—	—	—	299
Selling, general and administrative expenses	735	—	—	3	738
Amortization of intangibles	101	—	—	—	101
Restructuring and asset related charges - net	61	—	—	—	61
Integration and separation costs	212	—	—	(112)	100
Other income - net	31	—	—	—	31
Interest expense	59	—	(45)	—	14
(Loss) income from continuing operations before income taxes	(251)	205	45	93	92
Benefit from income taxes on continuing operations	(67)	36	10	1	(20)
(Loss) income from continuing operations after income taxes	(184)	169	35	92	112
Net income from continuing operations attributable to noncontrolling interests	8	—	—	—	8

Net (loss) income from continuing operations attributable to Corteva	$(192)	$169	$35	$92	$104

Basic (loss) earnings per share of common stock from continuing operations	$(0.26)				$0.14

Diluted (loss) earnings per share of common stock from continuing operations	$(0.26)				$0.14

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.	Represents removal of interest expense related to the debt redemptions/repayments.

3.
Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.